UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2015

MELA SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2015, Robert W. Cook, Chief Financial Officer of Mela Sciences, Inc., a Delaware corporation (the "Company") upon mutual agreement with the Board of Directors, resigned from his position as the Company's Chief Financial Officer, effective immediately. Mr. Cook will remain an employee of the Company at his current salary and benefits in the position of Senior Financial Advisor until January 15, 2016, subject to terms to be agreed upon in a Transition Services Agreement and Release, which is in process.

Also on November 9, 2015, the Board appointed Christina L. Allgeier, age 43, as the Company's Chief Financial Officer, effective immediately. Ms. Allgeier, has served as the Company's Chief Accounting Officer. Ms. Allgeier graduated with a B.S. in accounting from Penn State University. Ms. Allgeier holds a license from the Commonwealth of Pennsylvania as a certified public accountant. For the past fifteen years Ms. Allgeier had been employed by PhotoMedex, Inc. (including a period with Surgical Laser Technologies, Inc. which was acquired by PhotoMedex in 2002). Ms. Allgeier served as Chief Accounting Officer of PhotoMedex from December 2011 until the purchase of the assets from PhotoMedex in June 2015. From November 2009 until the reverse acquisition of Radiancy, Inc. by PhotoMedex in December 2011, Ms. Allgeier served as Chief Financial Officer of PhotoMedex.

The Company and Ms. Allgeier intend to execute an employment agreement in connection with the appointment to the Chief Financial Officer position. The employment agreement with Ms. Allgeier will have a one-year initial term starting on November 11, 2015, subject to annual extensions thereafter. Under the terms of the agreement, Ms. Allgeier will receive a base salary of $200,000 and will be eligible to receive an annual bonus of up to 30% of her base pay, based on the achievement of certain performance based targets, as determined by the Board following approval of the annual budget, and other objectives to be determined.  In the event Ms. Allgeier's employment is terminated, without cause or in conjunction with a change of control, she will be entitled to severance equal to 12 months of her base salary, payable subject to execution of a general release in favor of the Company. The agreement also contains a 12 month non-compete and non-solicitation period.
Item 7.01.    Regulation FD Disclosure.

On November 11, 2015, the Company issued a press release announcing certain matters disclosed in Item 5.02 of this Current Report on Form 8-K.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.
Exhibits.

Exhibit Number	Description

99.1	Press Release by the Company, dated November 11, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELA SCIENCES, INC.
By:	/s/ Michael R. Stewart
Michael R. Stewart
President and Chief Executive Officer

Date:  November 12, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release by the Company, dated November 11, 2015.